Reinhart Genesis PMV Fund

Schedule of Investments
February 28, 2022 (Unaudited)

Description	Shares	Value
COMMON STOCKS - 97.1%
Consumer Discretionary - 13.6%
Bloomin' Brands	122,460	$3,013,741
Carter's	26,250	2,537,850
frontdoor *	240,000	7,212,000
Gentex	84,430	2,555,696
Grand Canyon Education *	108,400	9,412,372
Hillman Solutions *	744,000	6,978,720
Thor Industries	65,680	5,944,040
		37,654,419
Financials - 24.0%
1st Source	48,860	2,359,449
Air Lease, Class A	204,980	8,559,965
Assured Guaranty	93,000	5,763,210
First American Financial	57,000	3,821,280
First Citizens BancShares, Class A	10,430	8,223,534
First Hawaiian	332,490	9,665,484
International Bancshares	109,520	4,710,455
LPL Financial Holdings	26,500	4,795,175
White Mountains Insurance Group	8,400	8,821,680
Wintrust Financial	99,100	9,846,576
		66,566,808
Health Care - 12.3%
Encompass Health	127,920	8,445,279
Lantheus Holdings *	148,000	7,077,360
Premier, Class A	211,310	7,594,481
Sotera Health *	320,000	6,998,400
Syneos Health, Class A *	51,000	4,039,200
		34,154,720
Industrials - 18.3%
Aerojet Rocketdyne Holdings	215,000	8,331,250
AMERCO	16,343	9,439,880
EMCOR Group	31,800	3,674,172
Evo Payments, Class A *	287,000	6,919,570
GMS *	55,562	3,014,238
Insperity	128,830	11,588,259
TriNet Group *	90,000	7,857,900
		50,825,269
Information Technology - 17.6%
ACI Worldwide *	285,000	9,553,200
ASGN *	21,900	2,426,301
Change Healthcare *	362,000	7,754,040
Maxar Technologies	436,026	14,144,683
MAXIMUS	54,000	4,258,440
PAR Technology *	100,375	4,209,728
Switch	255,000	6,635,100
		48,981,492
Real Estate - 11.3%
Alexander & Baldwin - REIT	498,836	11,188,892
Marcus & Millichap	245,060	12,186,834
Ryman Hospitality Properties - REIT *	91,440	8,056,778
		31,432,504
TOTAL COMMON STOCKS
(Cost $236,778,886)		269,615,212

SHORT-TERM INVESTMENT - 4.9%
First American Treasury Obligations Fund, Class X, 0.01% ^
(Cost $13,688,541)	13,688,541	13,688,541

Total Investments - 102.0%
(Cost $250,467,427)		283,303,753
Other Assets and Liabilities, Net - (2.0)%		(5,633,997)
Total Net Assets - 100.0%		$277,669,756

* Non-income producing security
^ The rate shown is the annualized seven-day effective yield as of February 28, 2021.
REIT - Real Estate Investment Trust

The Global Industry Classification Standard ("GICS"®) was developed by and is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$269,615,212	$-	$-	$269,615,212
Short-Term Investment	13,688,541	-	-	13,688,541
Total Investments	$283,303,753	$-	$-	$283,303,753

Refer to Schedule of Investments for further information on the classification of investments.